Exhibit 99.1

Ernst & Young LLP One Manhattan West New York, NY 10001	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Stellantis Financial Services, Inc. (the “Sponsor”)	16 April 2026
SFS Auto Funding, LLC (the “Depositor”)
5757 Woodway Drive, Suite 400
Houston, Texas 77057

Re:	Stellantis Financial Underwritten Enhanced Lease Trust 2026-A (the “Issuing Entity”)

Asset-Backed Notes (the “Notes”)

Sample Lease Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor, BNP Paribas Securities Corp. (the “Lead Bookrunner”), Deutsche Bank Securities Inc. and Mizuho Securities USA LLC (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of retail closed-end lease contracts (the “Leases”) and the corresponding leased new cars, light trucks and utility vehicles relating to the Issuing Entity’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Lead Bookrunner, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.

An electronic data file labeled “SFUEL 2026-A BNPP Upsize Pool Selection Lease IDs.xlsx” and the corresponding record layout and decode information, as applicable (the “Lease Listing File”), that the Lead Bookrunner, on behalf of the Depositor, indicated contains a list of account identification numbers (each, an “AccountID”) corresponding to the Leases and

b.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with, or instructed us to obtain, as applicable:

a.

An electronic data file labeled “SFUEL 2026-A Random Sample (150)-DataTapeFile.xlsx” and the corresponding record layout and decode information, as applicable (the “Sample Data File”), that the Sponsor, on behalf of the Depositor, indicated contains information as of 31 March 2026 (the “Cutoff Date”) relating to the Sample Leases (as defined in Attachment A),

b.

Imaged copies of certain system screen shots from the Sponsor’s lease servicing system, as applicable (the “Servicing System Screen Shots”), that the Sponsor, on behalf of the Depositor, indicated relate to the Sample Leases,

c.

An electronic data file labeled “Portfolio_ALG_Data_03.31.2026.csv” and the corresponding record layout and decode information, as applicable (the “ALG Data File,” together with the Servicing System Screen Shots, the “Sources”), that the Sponsor, on behalf of the Depositor, indicated contains information as of the Cutoff Date relating to the Sample Leases,

d.	The list of relevant characteristics (the “Sample Characteristics”) on the Sample Data File, which is shown on Exhibit 1 to Attachment A, and

e.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Sample Data File is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating, as applicable, certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Lease Listing File, Sample Data File, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Lease Listing File, Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by the Sponsor or Lead Bookrunner, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Leases, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions or methodologies provided to us by the Sponsor or Lead Bookrunner, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Leases conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria or other requirements,

ii.	The value of the collateral securing the Leases,

iii.	Whether the originator(s) of the Leases complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

16 April 2026

Attachment A

Procedures performed and our associated findings

1.

As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 150 Leases from the Lease Listing File (the “Sample Leases”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Leases or the methodology they instructed us to use to select the Sample Leases from the Lease Listing File.

For the purpose of the procedures described in this report, the 150 Sample Leases are referred to as Sample Lease Numbers 1 through 150.

2.

For each Sample Lease, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Sample Data File, to the corresponding information located in, or to the corresponding information we recalculated using information located in, the Sources, subject to the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was found to be in agreement.

Exhibit 1 to Attachment A Page 1 of 2

Sample Characteristics and Sources

Sample Characteristic	Sample Data File Field Name	Source(s)
Account number	AccountID	Servicing System Screen Shots

Contract date	Start Date	Servicing System Screen Shots

Contract maturity date	MaturityDate	Servicing System Screen Shots

Original term to maturity	OriginalTermInMonths	Servicing System Screen Shots

Remaining term to maturity	NumberOfMonthsRemaining	Servicing System Screen Shots

Monthly payment	BaseMonthlyPayment	Servicing System Screen Shots

Vehicle make	VehicleMake	Servicing System Screen Shots

Vehicle model	VehicleModel	Servicing System Screen Shots

Vehicle model year	VehicleYear	Servicing System Screen Shots

New/used	VehicleNewOrUsed	Servicing System Screen Shots

Contract residual	ResidualValue	Servicing System Screen Shots

State	State	Servicing System Screen Shots

Borrower FICO score	FICO Score	Servicing System Screen Shots

Vehicle value at origination	AdjustedCapCost	Servicing System Screen Shots

Automotive Leasing Guide (“ALG”) amount	MsrpAlgResidualAtOrigination	ALG Data File

Contract rate	LeaseImplicitRate	Servicing System Screen Shots and recalculation

Notes:

i.	The account number Sample Characteristic is for identification purposes only.

ii.	For the purpose of comparing the contract date Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to use the first due date, as shown in the Servicing System Screen Shots.

iii.	For the purpose of comparing the contract date Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- one day.

Exhibit 1 to Attachment A Page 2 of 2

iv.

The Sponsor, on behalf of the Depositor, indicated that certain of the Servicing System Screen Shots contained account activity that occurred after the Cutoff Date. For the purpose of comparing the remaining term to maturity Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to only consider account activity that occurred on or prior to the Cutoff Date.

v.

For the purpose of comparing the vehicle make and vehicle model Sample Characteristics, the Sponsor, on behalf of the Depositor, instructed us to ignore differences that appear to be due to abbreviation, truncation or spelling errors.

vi.	For the purpose of comparing the Automotive Leasing Guide (“ALG”) amount Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- $0.01 or less.

vii.	For the purpose of comparing the contract rate Sample Characteristic, the Sponsor, on behalf of the Depositor, instructed us to recalculate the contract rate by:

a.	Multiplying:

(1)	The lease rate, as shown in the Servicing System Screen Shots, by

(2)	24

and

b.	Rounding the result obtained in a. above to the fourth decimal (XX.XXXX).

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes above.